Exhibit 99.2

First Quarter 2020 Financial Highlights and Business Update May 6, 2020 THERAVANCE ® , the Cross/Star logo and MEDICINES THAT MAKE A DIFFERENCE® are registered trademarks of the Theravance Biopharma group of companies. All third party trademarks used herein are the property of their respective owners. © 2020 Theravance Biopharma. All rights reserved.

Forward - looking statements 2 Under the safe harbor provisions of the U . S . Private Securities Litigation Reform Act of 1995 , the company cautions investors that any forward - looking statements or projections made by the company are subject to risks and uncertainties that may cause actual results to differ materially from the forward - looking statements or projections . Examples of forward - looking statements in this presentation may include the Company’s strategies, plans and objectives, the Company’s regulatory strategies and timing of clinical studies (including the data therefrom), the potential characteristics, benefits and mechanisms of action of the Company’s product and product candidates, the potential that the Company’s research programs will progress product candidates into the clinic, the Company’s expectations for product candidates through development, the Company's expectations regarding its allocation of resources, potential regulatory approval and commercialization (including their differentiation from other products or potential products), product sales or profit share revenue and the Company’s expectations for its 2020 operating loss, excluding share - based compensation and other financial results . The company’s forward - looking statements are based on the estimates and assumptions of management as of the date of this presentation and are subject to risks and uncertainties that may cause the actual results to be materially different than those projected, such as risks related to the impacts on the COVID - 19 global pandemic on our business, delays or difficulties in commencing, enrolling or completing clinical studies, the potential that results from clinical or non - clinical studies indicate the Company’s compounds or product candidates are unsafe or ineffective, risks that product candidates do not obtain approval from regulatory authorities, the feasibility of undertaking future clinical trials for our product candidates based on policies and feedback from regulatory authorities, dependence on third parties to conduct clinical studies, delays or failure to achieve and maintain regulatory approvals for product candidates, risks of collaborating with or relying on third parties to discover, develop, manufacture and commercialize products, and risks associated with establishing and maintaining sales, marketing and distribution capabilities with appropriate technical expertise and supporting infrastructure, potential future disagreements with Innoviva, Inc . and TRC LLC, the uncertainty of arbitration and litigation and the possibility that an arbitration award or litigation result could be adverse to the Company . Other risks affecting Theravance Biopharma are in the company's Form 10 - K filed with the SEC on February 27 , 2020 , and other periodic reports filed with the SEC .

Q1 Financial results and business update agenda

Introduction	**Gail B. Cohen** Vice President, Corporate Communications & Investor Relations
Overview	**Rick E Winningham** Chief Executive Officer
Commercial and Development Update	**Brett Haumann, M.D.** Senior Vice President, Chief Medical Officer **Frank Pasqualone** Senior Vice President, Chief Commercial Operations Officer
Financial Update	**Andrew Hindman** Senior Vice President, Chief Financial Officer
Closing Remarks	**Rick E Winningham** Chief Executive Officer

Theravance Biopharma
Medicines That Make a Difference
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Theravance Biopharma response to COVID - 19 4 ‣ Travel restrictions and remote work since early March ‣ Lab - based employees, with appropriate safety precautions, contributing in the labs ‣ Suspended in - person customer visits ‣ COVID - 19 Task Force established SAFEGUARD EMPLOYEES/ COMMUNITIES ‣ Continued need for COPD medications ‣ Digital technology playing important role in continuing Field Force dialogue ‣ Manufactured in the US, no disruption of supply currently anticipated YUPELRI ® ‣ Screening of new patients was temporarily suspended for 4 weeks in mid - March ‣ Driving to maintain the integrity of our clinical data ‣ Delays in clinical trial activity; working to minimize impact whilst ensuring safety of patients/study staff CLINICAL TRIALS ‣ Cash, cash equivalents and marketable securities totaled $492.1M as of March 31, 2020 WELL CAPITALIZED ‣ Lung - selective nebulized pan - JAK inhibitor accelerated into clinical development ‣ Potential to treat the cytokine storm associated with Acute Lung Injury (ALI) in hospitalized COVID - 19 patients TD - 0903

Respiratory experience ‣ Historical involvement in development of beta - agonists in collaboration with GSK to support combination therapies (ANORO ELLIPTA, BREO ELLIPTA, TRELEGY ELLIPTA)* ‣ Discovered and developed YUPELRI ® (revefenacin) inhalation solution, the first and only once - daily, nebulized bronchodilator approved for maintenance treatment for COPD Organ - selective therapeutic targets ‣ Driving discovery, development and commercialization of organ - selective small - molecule medicines * Prior to Theravance Biopharma’s spin - off from Innoviva, Inc. in June 2014. COPD, chronic obstructive pulmonary disease; STAT, signal transducer and activator of transcription. 5 Lung - selective pan - JAKi (inhaled) TD - 8236 Pan - JAK inhibition Lung selectivity by design TD - 0903 Dry powder inhaler Asthma Ph 2a Nebulized COVID - 19 JAK - STAT: validated non - steroidal inflammation target Pan - JAK inhibitor designed specifically for lung diseases Leveraging >20 years of experience in design of novel respiratory drugs

TD - 0903 Nebulized lung - selective pan - JAK inhibitor Goal: Inhibit the cytokine storm associated with Acute Lung Injury (ALI) and prevent progression to Acute Respiratory Distress Syndrome (ARDS)

Host inflammatory response to COVID-19 drives ALI and ARDS


Stage I
(Early Infection)
Stage II
(Pulmonary Phase)
IIA
IIB
Stage III
(Hyperinflammation Phase)
Severity of Illness
Viral response phase
Host inflammatory response phase
Potential for TD-0903 effect
Time Course

	Stage I	Stage II	Stage III
Clinical symptoms	Mild constitutional symptoms Fever >99.6°F Dry cough, diarrhea, headache	Shortness of breath Hypoxia (PaO_2/FiO_2 ≤300 mmHg)	ARDS SIRS/shock Cardiac failure
Clinical signs	Lymphopenia, increased prothrombin time, increased D-Dimer and LDH (mild)	Abnormal chest imaging Transaminitis Low normal procalcitonin	Elevated inflammatory markers (CRP, LDH, IL-6, D-dimer, ferritin) Troponin, NT-proBNP elevation
Potential therapies	Remdesivir, chloroquine, hydroxychloroquine, convalescent plasma transfusions		
	Reduce immunosuppression	Corticosteroids, human immunoglobulin, Anti-IL-6; other single pathway inhibitors, JAK inhibitors	

Adapted from Siddiqi HK, et al. J Heart Lung Transplant 2020 Mar 20.

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Multiple pathogenic processes contribute to alveolar injury during ALI and ARDS 1 ‣ Host factors driving the initiation and progression of exuberant inflammatory response 2 – Rapid viral replication – Infection of alveolar epithelial cells – Delayed IFN response – Macrophage and neutrophil accumulation 1. Liu KD, Matthay MA. Clin J Am Soc Nephrol 2008; 3:578 - 86; 2. Channappanavar R, Perlman S. Semin Immunopathol 2017; 39:529 - 39. IFN, interferon. 8

Bronchoalveolar lavage fluid lymphocytes and relevant mediators inhibited by OA tool JAK inhibitor TR065925. Based on internal data on file. Tyk, Tyrosine kinase. ‣ High affinity for JAK1, JAK2, JAK3, and Tyk2 kinase domains ‣ High potency for inhibition of cytokine - induced activation of JAK - STAT signaling pathways – In vitro: human epithelial and immune cells – In vivo: murine inhalation cytokine - challenge models ‣ Lung - selective design – High lung - to - plasma ratios in pre - clinical species – Rapid systemic clearance with no evidence of systemic immunosuppression – PK/PD modeling supports extended duration of action ‣ Well tolerated in 28 - day GLP studies 9 0 6 12 18 24 10 -5 10 -4 10 -3 10 -2 10 -1 10 0 10 1 10 2 Lung Plasma TD - 0903 IH 1 mg/kg in rats Time (h) Concentration ( μ g/mL or μ g/g) KINASE DOMAIN LUNG EPITHELIAL IMMUNE CELLS JAK TD - 0903: Potent, lung - selective inhaled pan - JAKi Design: maximal anti - inflammatory activity in pulmonary tissue while minimizing systemic exposure

TD - 0903: Development plan designed to progress rapidly Program is subject to ongoing regulatory and IRB review and approval SOC, standard of care. 10 Phase 1: Healthy volunteers Dose 1 Dose 2 Dose 3 Dose 1 x 7 days Dose 2 x 7 days Dose 3 x 7 days Dose A + SOC x 7 days Dose B + SOC x 7 days Placebo + SOC x 7 days Phase 2: Hospitalized COVID - 19 patients Phase 2 Part 1 Phase 2 Part 2 Single - ascending dose Multiple - ascending dose R Dose 1 + SOC x 7 days Dose 2 + SOC x 7 days Dose 3 + SOC x 7 days Time

TD - 8236 Inhaled lung - selective pan - JAK inhibitor Goal: Treat moderate - to - severe asthma regardless of T2 phenotype

-16 -14 -12 -10 -8 -6 -4 -2 0 2 BL 1 2 3 4 5 6 7 TD - 8236: Lung - selective pan - JAK inhibitor Preliminary positive FeNO data in mild asthmatics Phase 1 biomarker study in moderate - to - severe asthmatics ongoing; data expected 2H 2020 FeNO, fractional exhaled nitric oxide. 12 Phase 1 data; mild asthmatics (6 - Hour Post - Dose FeNO) Day 4000 µg 500 µg 1500 µg 150 µg Placebo - adjusted Change From Baseline

TD - 8236: Lung - selective pan - JAK inhibitor Phase 2 allergen challenge study 13 Phase 2 allergen challenge study underway Data expected 2H 2020 TD - 8236 Phase 2 Lung Allergen Challenge 12 weeks (N=21) Dose characterization Randomized, double - blind, placebo - controlled, crossover study

YUPELRI ® (revefenacin) inhalation solution First and only once - daily, nebulized maintenance medicine for COPD

YUPELRI® (revefenacin) inhalation solution

FDA-approved for the maintenance treatment of COPD


YUPELRI
(revefenacin) inhalation solution
175 mcg/3 mL

- First and only once-daily, nebulized maintenance medicine for COPD
- Once-daily LAMAs are first-line therapy for moderate-to-severe COPD[1]
- 9% of COPD patients (~800,000) use nebulizers for ongoing maintenance therapy; 41% use nebulizers at least occasionally for bronchodilator therapy[2]
- Nebulized therapy associated with reduced hospital readmissions in low PIFR patients[3]

Theravance Biopharma ⇄ Mylan

TBPH and **MYL** worldwide strategic collaboration to develop and commercialize nebulized YUPELRI® (revefenacin)[1]

TBPH


35%
65%

MYL

Companies copromote under US profit/loss share

1. Global Strategy for Diagnosis, Management, and Prevention of COPD, 2018; 2. TBPH market research (N = 160 physicians); refers to US COPD patients 3. Loh CH, et al. Ann Am Thorac Soc. 2017 Aug;14:1305-11.
LAMA, long acting muscarinic receptor antagonist; PIFR, peak inspiratory flow rate.

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Majority of YUPELRI ® volume flows through durable medical equipment channel (approximately 3 - month lag in data capture); remaining volume flows thro ugh hospitals, retail and long - term care pharmacies. Wholesale acquisition cost (WAC): $1,066 per month (or ~$35 per day). 1. As of April 30, 2020. 2. TBPH estimate derived from integrating multiple data sources. 3. For patients with supplemental i nsu rance. 4. Effective July 1, 2019. 16 176 wins (equates to 312 accounts) ~90 reviews scheduled (>475 potential accounts) 100% medical support requests fulfilled <30 days FORMULARY 1 Field force productivity goals exceeded ~40,000 patients 2 prescribed (through Q1 2020) PATIENT 100% Medicare Part B 3 61% of commercial payer coverage YUPELRI ® (comprises ~8% of the YUPELRI ® business) Permanent J - CODE (J - 7677) issued 4 ACCESS YUPELRI ® launch metrics Strong customer acceptance and market uptake

TD - 1473 (JNJ - 8398) Oral gut - selective pan - JAK inhibitor Goal: Treat inflammatory intestinal diseases

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TD-1473: Gut-selective pan-JAK inhibitor

Late-stage studies in Crohn's disease and ulcerative colitis

Crohn's disease — DIONE STUDY

Phase 2: 12 weeks (N=160)
Dose-finding induction

→ **Active treatment extension: 48 weeks**

Ulcerative colitis — RHEA PROGRAM

Phase 2b/3: 8 weeks (N=240)
Dose-finding induction

Phase 3: 8 weeks (N=640)
Dose-confirming induction

Responders → **Maintenance phase[1]: 44 weeks**

- Phase 2 Crohn's and Phase 2b/3 ulcerative colitis studies ongoing
- Phase 2 Crohn's and Phase 2b ulcerative colitis data expected 2021
- Global collaboration with **Janssen** leverages joint development expertise and provides significant economics to **TBPH**[2]

1. Maintenance phase of the study will have induction responder patients re-randomized to active doses compared to placebo at 44 weeks.
2. Deal value up to $1B in payments to TBPH, including $100M upfront; profit-share in US (33% TBPH, 67% Janssen); double-digit royalties to TBPH ex-US.

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Medicines That Make a Difference
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Ampreloxetine (TD - 9855) Once - daily norepinephrine reuptake inhibitor in development for symptomatic neurogenic orthostatic hypotension

Ampreloxetine: Potential to provide meaningful and durable symptom improvement to underserved patients Baseline OHSA #1 (Orthostatic Hypotension Symptom Assessment Question 1) >4 points. Negative change indicates improvement in symptoms; improvement of 1 point is defined as the MCID (minimal clinically importan t d ifference). ITT, intention - to - treat; nOH, neurogenic orthostatic hypotension; SD, standard deviation. Mean (SD) change from baseline in OHSA #1 score n=17 n=13 n=7 n=6 Week Study 169: 4 weeks (N=188) Randomized, double - blind, placebo - controlled, parallel group Study 170: 22 weeks (N=254) Randomized 6 - week withdrawal phase Phase 3 registrational program ongoing; 4 - week efficacy data expected 2021 21 Phase 3 Registrational Program Ampreloxetine Phase 2 data in nOH; 20 weeks of treatment Extension study: 3 years Completers: Considered clinically meaningful Withdrawal Durability Efficacy -7 -6 -5 -4 -3 -2 -1 0 1 2 3 0 4 8 12 16 20 24

Key programs supported by proven development and commercial expertise

	Program	Indication	Status (Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed)	Collaborator
	Ampreloxetine (TD-9855) NRI	Symptomatic nOH	Phase 3	Wholly-owned
Organ-selective	**TD-1473** GI JAKi	UC	Phase 2b/3	Janssen
Organ-selective	**TD-1473** GI JAKi	CD	Phase 2	Janssen
Organ-selective	**TD-5202** Irreversible JAK3i	Inflammatory intestinal diseases	Phase 1	
Organ-selective	**YUPELRI® (revefenacin)** LAMA	COPD	Marketed	Mylan
Organ-selective	**TD-8236** Inhaled JAKi	Inflammatory lung diseases	Phase 2	Wholly-owned
Organ-selective	**TD-0903** Inhaled JAKi	Inflammatory lung diseases	Phase 1	Wholly-owned

	Program	Indication	Status (Research / Phase 1 / Phase 2 / Phase 3 / Filed / Marketed)	Rights
Economic Interests	**TRELEGY ELLIPTA[1]** FF/UMEC/VI	COPD	Marketed	GSK & Innoviva, Inc.
Economic Interests	**TRELEGY ELLIPTA[1]** FF/UMEC/VI	Asthma	Filed	GSK & Innoviva, Inc.
Economic Interests	**Skin-selective JAKi**	Dermatological diseases	Research	Pfizer

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of royalties received pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information.

GI, gastrointestinal; NRI, norepinephrine reuptake inhibitor.

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Economic interest GSK’s TRELEGY ELLIPTA (FF/UMEC/VI): First and only once - daily single inhaler triple therapy

50 100 150 200 250 300 1 2 3 4 5 6 7 8 9 10 11 12 13 14 15 16 17 18 19 20 21 22 23 24 25 26 27 28 29 30 TRx Volume (Thousands) Month Post Launch Strongest US ELLIPTA launch to date ANORO ARNUITY BREO INCRUSE Economic interest in GSK’s TRELEGY ELLIPTA Upward - tiering royalties of ~5.5 – 8.5% of worldwide net sales 1 Q1 net sales of $249M US asthma approval expected 2H 20 The European Medicines Agency accepted regulatory submission for Tx of asthma in adults supported by CAPTAIN study 1. TBPH holds 85% economic interest in upward - tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of royalties pledged to service outstanding notes, 25% of royalties retained by TBPH. Our non - recourse Triple II 9.5% Fixed Rate Term Notes due on or before 2035. All statements concerning TRELEGY ELLIPTA based on publicly available information. TRELEGY ELLIPTA is FF/UMEC/VI or fluticaso ne furoate/umeclidinium/vilanterol; comprised of ICS, LAMA, and LABA, active components of Anoro (UMEC/VI). 24 Launched in US in November 2017 Source: GSK, IQVIA NPA weekly TRx data. This information is an estimate derived from the use of information under license from the following IQ VI A information service: NPA for the time period Sept 2013 through Mar 2020. IQVIA expressly reserves all rights, including rights of copyin g, distribution, & republication. TRELEGY

1 Cash, cash equivalents and marketable securities. 2 Amounts include share - based compensation. 25 First quarter 2020 financial highlights Well capitalized with $492.1M 1 as of March 31, 2020 $, in thousands Three Months Ended March 31 2020 2019 (Unaudited) Collaboration revenue 6,632 5,338 Licensing revenue 1,500 — Mylan collaboration agreement 11,730 — Total revenue 19,862 5,338 Research and development 2 66,013 53,818 Selling, general and administrative 2 26,325 25,186 Total costs and expenses 92,338 79,004 Loss from operations (72,476) (73,666) Share - based compensation expense: Research and development 7,865 6,159 Selling, general and administrative 7,411 6,061 Total share - based compensation expense 15,276 12,220 Operating loss excluding share - based compensation (57,200) (61,446)

The Theravance Biopharma Difference

Multiple potential milestones and value-driving catalysts expected in 2020, 2021 and beyond

2020

TD-5202
- Phase 1 topline data

TD-0903
- Phase 1 study in healthy volunteers in the UK
- Phase 2 study in hospitalized patients with COVID-19 in the UK
  - Part 2: multi-center study conducted at hospital-based clinical sites in the UK, and potentially other clinical sites in the European Union and United State

TD-8236
- Phase 1 Part C data in severe asthmatics
- Phase 2 allergen challenge data

GSK's TRELEGY ELLIPTA[1]
- FDA decision for asthma and separately for mortality benefit vs. ANORO in COPD

2021

Ampreloxetine
- Phase 3 4-week efficacy data

TD-1473
- Phase 2b/3 ulcerative colitis topline data
- Phase 2 Crohn's topline data

Commercial progression of YUPELRI® and GSK's TRELEGY ELLIPTA

Theravance Biopharma
Medicines That Make a Difference

1. TBPH holds 85% economic interest in upward-tiering royalty stream of 6.5% – 10% payable by GSK (net of TRC expenses paid and the amount of cash, if any, expected to be used by TRC pursuant to the TRC Agreement over the next four fiscal quarters). 75% of royalties received pledged to service outstanding notes, 25% of royalties received retained by TBPH. All statements concerning TRELEGY ELLIPTA based on publicly available information.

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In conclusion ‣ Continuing our strong collaboration with Janssen on our gut - selective compounds TD - 1473 and TD - 5202 28 ‣ Staying focused in respiratory and advancing our innovative lung - selective pipeline with TD - 0903 and TD - 8236 ‣ Continuing to drive YUPELRI ® sales growth ‣ Committed to the patients who need treatment alternatives for nOH, a rare disease, and progressing advancement of ampreloxetine Theravance Biopharma’s commitment to our mission, to transform the treatment of serious diseases through the discovery, development, and commercialization of organ - selective medicines designed to maximize patient benefit while minimizing patient risk… has never been stronger.

About YUPELRI ® (revefenacin) inhalation solution YUPELRI ® (revefenacin) inhalation solution is a once - daily nebulized LAMA approved for the maintenance treatment of COPD in the US . Market research by Theravance Biopharma indicates approximately 9 % of the treated COPD patients in the US use nebulizers for ongoing maintenance therapy . 1 LAMAs are a cornerstone of maintenance therapy for COPD and YUPELRI ® is positioned as the first once - daily single - agent bronchodilator product for COPD patients who require, or prefer, nebulized therapy . YUPELRI ® ’s stability in both metered dose inhaler and dry powder device formulations suggest that this LAMA could also serve as a foundation for novel handheld combination products . 1. TBPH market research (N=160 physicians); refers to US COPD patients. 29

YUPELRI ® (revefenacin) inhalation solution YUPELRI® inhalation solution is indicated for the maintenance treatment of patients with chronic obstructive pulmonary disease (COPD) . Important Safety Information (US) YUPELRI is contraindicated in patients with hypersensitivity to revefenacin or any component of this product . YUPELRI should not be initiated in patients during acutely deteriorating or potentially life - threatening episodes of COPD, or for the relief of acute symptoms, i . e . , as rescue therapy for the treatment of acute episodes of bronchospasm . Acute symptoms should be treated with an inhaled short - acting beta 2 - agonist . As with other inhaled medicines, YUPELRI can produce paradoxical bronchospasm that may be life - threatening . If paradoxical bronchospasm occurs following dosing with YUPELRI, it should be treated immediately with an inhaled, short - acting bronchodilator . YUPELRI should be discontinued immediately and alternative therapy should be instituted . YUPELRI should be used with caution in patients with narrow - angle glaucoma . Patients should be instructed to immediately consult their healthcare provider if they develop any signs and symptoms of acute narrow - angle glaucoma, including eye pain or discomfort, blurred vision, visual halos or colored images in association with red eyes from conjunctival congestion and corneal edema . Worsening of urinary retention may occur . Use with caution in patients with prostatic hyperplasia or bladder - neck obstruction and instruct patients to contact a healthcare provider immediately if symptoms occur . Immediate hypersensitivity reactions may occur after administration of YUPELRI . If a reaction occurs, YUPELRI should be stopped at once and alternative treatments considered . The most common adverse reactions occurring in clinical trials at an incidence greater than or equal to 2 % in the YUPELRI group, and higher than placebo, included cough, nasopharyngitis, upper respiratory infection, headache and back pain . Coadministration of anticholinergic medicines or OATP 1 B 1 and OATP 1 B 3 inhibitors with YUPELRI is not recommended . YUPELRI is not recommended in patients with any degree of hepatic impairment . OATP, organic anion transporting polypeptide. 30